UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – May 26, 2005

Platinum Underwriters Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-31341 (Commission File Number)	98-0416483 (IRS Employer Identification No.)

The Belvedere Building 69 Pitts Bay Road Pembroke, Bermuda (Address of principal executive offices)	HM 08 (Zip Code)

(441) 295-7195
(Registrant’s telephone number, including area code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Exhibit Index
EX-4.1: INDENTURE
EX-4.2: FIRST SUPPLEMENTAL INDENTURE
EX-4.3: EXCHANGE AND REGISTRATION RIGHTS AGREEMENT
EX-99.1: PRESS RELEASE

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT.

On May 26, 2005, Platinum Underwriters Holdings, Ltd. (“Platinum Holdings”) and Platinum Underwriters Finance, Inc., a subsidiary of Platinum Holdings (“Platinum Finance”), entered into an indenture, dated as of May 26, 2005, with JPMorgan Chase Bank, N.A., as supplemented by a supplemental indenture, dated as of May 26, 2005, with JPMorgan Chase Bank, N.A. (together, the “Indenture”).

The Indenture provides for the issuance by Platinum Finance of $250 million aggregate principal amount of 7.50% Notes due 2017 (the “Notes”) guaranteed by Platinum Holdings. Interest is payable on the Notes on each June 1 and December 1 commencing on December 1, 2005. The Notes were issued in a transaction exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”). The Notes were sold only to qualified institutional buyers in reliance on Rule 144A of the Securities Act and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.

Platinum Finance may redeem the Notes, at its option, at any time in whole, or from time to time in part, prior to maturity. The redemption price will be equal to the greater of: (i) 100 percent of the principal amount of the Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest, discounted to the redemption date on a semiannual basis at a comparable treasury rate plus 50 basis points, plus in each case, interest accrued but not paid to the date of redemption.

Under the Indenture, an event of default is defined as (i) default in the payment of any interest on the Notes, or any additional amounts payable with respect thereto, when such interest becomes or such additional amounts become due and payable, and continuance of such default for a period of 30 days; (ii) default in the payment of the principal of or any premium, if any, on the Notes, or any additional amounts payable with respect thereto, when such principal or premium becomes or such additional amounts become due and payable either at maturity, upon any redemption, by declaration of acceleration or otherwise; (iii) default in the performance, or breach, of any covenant or warranty (other than the covenant relating to amalgamation, consolidation, merger or sale of assets), of Platinum Holdings or Platinum Finance contained in the Indenture, and the continuance of such default or breach for a period of 60 days after there has been given written notice as provided in the Indenture; (iv) default in the payment at maturity of indebtedness of Platinum Holdings, Platinum Finance or any designated subsidiary in excess of $50 million, or if any event of default (as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness of Platinum Holdings, Platinum Finance or any designated subsidiary)

occurs and results in acceleration of more than $50 million in principal amount of such Indebtedness of Platinum Holdings, Platinum Finance or any designated subsidiary (after giving effect to any applicable grace period); (v) Platinum Holdings, Platinum Finance or any designated subsidiary shall fail within 60 days to pay, bond or otherwise discharge any uninsured judgment or court order for the payment of money in excess of $50 million, which is not stayed on appeal or is not otherwise being appropriately contested in good faith; (vi) certain events relating to the bankruptcy, insolvency or reorganization of Platinum Holdings, Platinum Finance or a designated subsidiary; (vii) default by Platinum Holdings or Platinum Finance in the performance or breach of the conditions relating to amalgamation, consolidation, merger or sale of assets; or (viii) the guarantee ceases to be in full force and effect or Platinum Holdings, or any person acting on its behalf, denies or disaffirms the obligations of Platinum Holdings under the Indenture or the guarantee. Designated subsidiary means for this purpose any present or future consolidated subsidiary of Platinum Holdings, the consolidated book value of which constitutes at least 20% of the consolidated book value of Platinum Holdings.

Under a registration rights agreement executed in connection with the offering of Notes (the “Notes Registration Rights Agreement”), Platinum Holdings and Platinum Finance will (i) file a registration statement within 90 days after the issue date of the Notes enabling holders to exchange the Notes for publicly registered notes; (ii) use reasonable best efforts to cause the registration statement to become or be declared effective within 180 days after the issue date of the Notes; (iii) use reasonable best efforts to commence and complete the exchange offer within 45 days after the effective date of the registration statement and keep the exchange offer open for a period of not less than 30 days after notice is mailed to holders; and (iv) file a shelf registration statement for the resale of the Notes if, under the circumstances specified in the registration rights agreement, Platinum Holdings and Platinum Finance are unable to effect the exchange offer. If Platinum Holdings and Platinum Finance do not comply with certain obligations under the registration rights agreement, additional interest shall accrue at a per annum rate of 0.25% of the aggregate principal amount of the outstanding Notes during the first 90-day period following the occurrence of such registration default and at a per annum rate of 0.50% thereafter for any remaining period in which a registration default continues.

The above descriptions of the Indenture and Notes Registration Rights Agreement do not purport to be complete statements of the parties’ rights and obligations under the agreements and the transactions contemplated by the agreements. The above descriptions are qualified in their entirety by reference to the agreements, copies of which are attached to this Current Report on Form 8-K as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3 and are incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

On May 26, 2005, Platinum Holdings issued the attached press release “Platinum Underwriters Holdings, Ltd. Completes Sale of Notes in Rule 144A Offering.” The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the press release.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 4.1 — Indenture dated as of May 26, 2005 between Platinum Underwriters Holdings, Ltd., Platinum Underwriters Finance, Inc. and JPMorgan Chase Bank, N.A.

Exhibit 4.2 — First Supplemental Indenture dated as of May 26, 2005 between Platinum Underwriters Holdings, Ltd., Platinum Underwriters Finance, Inc. and JPMorgan Chase Bank, N.A.

Exhibit 4.3 — Exchange and Registration Rights Agreement dated May 26, 2005 between Platinum Underwriters Holdings, Ltd., Platinum Underwriters Finance, Inc. and Goldman, Sachs & Co., as initial purchaser.

Exhibit 99.1 — Press release dated May 26, 2005, titled “Platinum Underwriters Holdings, Ltd. Completes Sale of Notes in Rule 144A Offering.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
By:	/s/ Michael E. Lombardozzi
Michael E. Lombardozzi
Executive Vice President, General Counsel and Secretary

Date: May 26, 2005

Exhibit Index

Exhibit
Number	Description
4.1	Indenture dated as of May 26, 2005 between Platinum Underwriters Holdings, Ltd., Platinum Underwriters Finance, Inc. and JPMorgan Chase Bank, N.A.

4.2	First Supplemental Indenture dated as of May 26, 2005 between Platinum Underwriters Holdings, Ltd., Platinum Underwriters Finance, Inc. and JPMorgan Chase Bank, N.A.

4.3	Exchange and Registration Rights Agreement dated May 26, 2005 between Platinum Underwriters Holdings, Ltd., Platinum Underwriters Finance, Inc. and Goldman, Sachs & Co., as initial purchaser.

99.1	Press release dated May 26, 2005, titled “Platinum Underwriters Holdings, Ltd. Completes Sale of Notes in Rule 144A Offering.”